American Century Capital Portfolios, Inc. Statement of Additional Information Supplement AC Alternatives™ Equity Fund AC Alternatives™ Income Fund AC Alternatives™ Multi-Strategy Fund
Supplement dated June 12, 2015 ■ Statement of Additional Information dated May 8, 2015

The following replaces the third paragraph in The Funds' History section on page 2 of the statement of additional information.

American Century Investment Management, Inc. (ACIM or the advisor) serves as the investment adviser to the funds. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the funds. PWP determines the percentage of the funds’ portfolio allocated to each underlying subadvisor in order to seek to achieve the funds’ investment objective. PWP also is responsible for making recommendations with respect to hiring, terminating, or replacing the funds’ underlying subadvisors, as well as the funds’ asset allocations. The funds’ investment subadvisors are currently: Arrowpoint Asset Management, LLC; Good Hill Partners LP; Levin Capital Strategies, LP; MAST Capital Management, LLC; Passport Capital, LLC, Sankaty Advisors, LLC, Sirios Capital Management, L.P. and Third Avenue Management LLC (underlying subadvisors). Fund assets not allocated to underlying subadvisors may be managed by PWP (references to “underlying subadvisor(s)” include PWP when acting in this capacity).

The following replaces the Real estate strategies language in the Fund Investment Guidelines section for AC Alternatives Income on page 4 of the statement of additional information.

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Real estate strategies focus investments in equities, debt and hybrid securities issued by companies which own significant real estate assets or derive a significant portion of gross revenues or net profits from real estate or real estate-related companies at the time of investment (collectively, “real estate companies”). The strategy may also acquire senior securities, such as preferred stocks and debt instruments (including high-yield, distressed and mortgage-backed securities that may be in default and may have any or no credit rating) of real estate companies or loans secured by real estate or real estate-related companies that the advisor believes have above-average yield potential.

The following are added as the seventh and eighth bullet point in the Underlying Subadvisors section on page 47 of the statement of additional information.

•	Third Avenue Management LLC. Third Avenue Management LLC is controlled by its ultimate parent corporation, Affiliated Managers Group, Inc., a publicly traded company.

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Sirios Capital Management, L.P. Sirios Capital Management, L.P. is a Delaware limited partnership. Sirios Associates, L.L.C. serves as its sole general partner. John F. Brennan, Jr. is the sole member of Sirios Associates, L.L.C. Mr. Brennan co-founded Sirios in 1999 and currently serves as Managing Director.

©2015 American Century Proprietary Holdings, Inc. All rights reserved.
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